Global Capacity Announces Sale of NexVu Technologies

CHICAGO, IL, (AUGUST 27, 2008) -  Global Capacity, Inc. (parent: Capital Growth Systems, Inc.) (OTCBB: CGSY), the telecommunications industry's first logistics company, announced today it had completed the sale of its NexVu Technologies business unit to NexVu APM, LLC, based in Naperville, IL. Under the terms of this transaction, Global Capacity will retain an ownership stake in NexVu APM.

Global Capacity has been seeking a strategic partner to continue development of the NexVu platform. The transaction and retained ownership stake provide NexVu APM with a platform for continued development, while enabling Global Capacity to continue to leverage the NexVu technology in the company’s portfolio of network logistics product offerings.

“We will continue to work with NexVu APM in an effort to expand our Network Optimization and Strategic Sourcing solutions,” said Patrick Shutt, Chief Executive Officer of Global Capacity. “The performance monitoring and network planning capabilities of the NexVu technology offer significant leverage to our logistics solutions, and we are pleased that this deal enables the further development of the technology.”

About Global Capacity
Global Capacity ([Missing Graphic Reference]CGSY) provides a fully-integrated telecommunications supply chain management system that streamlines and accelerates the process of designing, building, and managing customized communications networks. It offers a comprehensive suite of services to enterprises, systems integrators, and carrier customers worldwide. Global Capacity has operational centers in Waltham, MA; Manchester, England; and Houston, TX; with offices in Chicago, IL; New York, NY; Austin, TX; London, England; and Lisbon, Portugal. For more information, please visit www.globalcapacity.com or contact the Company at 312-673-2400.

About NexVu Technologies
NexVu Technologies, a wholly-owned subsidiary of Capital Growth Systems, Inc., provides application performance management solution for organizations with widely-distributed computing environments that need to manage and analyze the service, cost, and risk of their business application infrastructure. In addition, the company provides a deeply informative view of application performance by monitoring usage in real-time, enabling IT professionals to determine investment strategies and resource allocations based on actual usage instead of potential availability. NexVu also supplies time-based performance threshold monitors that help anticipate problems before they reach a critical stage. Additionally, NexVu’s metric performance bundles can be customized to meet unique corporate IT demands.

Forward-Looking Statements

Certain information discussed in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, it can give no assurance that its expectations will be achieved. Readers are cautioned not to place undue reliance on these forward-looking statements.

Forward-looking statements are inherently subject to unpredictable and unanticipated risks, trends, and uncertainties such as the Company's inability to accurately forecast its operating results; uncertainty as to the volume of business or level of profitability of network optimization contracts; the Company's potential ability to achieve profitability or generate positive cash flow; the availability of financing; the risks associated with procuring a listing of its securities on one or more public stock markets; and other risks associated with the Company's business. For further information on factors which could impact the Company and its subsidiaries, and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission, including annual reports on Form 10-KSB, quarterly reports on Form 10-Q and current reports on Form 8-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Contacts:

Customers, Partners:
Jack Lodge
Chief Operating Officer
+1 781-902-5196
jlodge@globalcapacity.com

Media, Analysts:
Patrick Van de Wille
FD-Ashton Partners
+1 312-553-6704
patrick.vandewille@fdashtonpartners.com

Investors:
Jeff Salzwedel
Salzwedel Financial Communications, Inc.
+1 503-722-7300
jeff@sfcinc.com